                                                                      Exhibit 12

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
          FOR CNL INCOME FUND, LTD. THROUGH CNL INCOME FUND XVI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       41,689,301       32,152,408       81,127,223
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)      (2,360,227)          14,138       (3,035,361)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       39,329,074       32,166,546       78,091,862

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971        2,747,558              578        4,841,654

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (82,326)         (30,156)        (133,440)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       52,420,450       32,172,771      104,334,468

Earnings/fixed charges                                                    18.16             4.50            79.97             4.76

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                          FOR CNL INCOME FUND, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       22,565,684       32,152,408       43,983,966
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)         (72,829)          14,138          (69,474)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       22,492,855       32,166,546       43,914,492

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          130,564              578          114,348

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,031,953       32,172,771       65,533,076

Earnings/fixed charges                                                    18.16             2.84            79.97             2.99

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND II, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,153,306       32,152,408       44,613,441
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (220,344)          14,138         (366,517)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       22,932,962       32,166,546       44,246,924

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          315,702              578          483,249

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,657,198       32,172,771       66,234,409

Earnings/fixed charges                                                    18.16             2.89            79.97             3.02

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND III, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,210,568       32,152,408       44,691,618
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)         (90,795)          14,138           39,367
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,119,773       32,166,546       44,730,985

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          164,294              578          142,579

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (26,187)         (30,156)         (47,441)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,684,024       32,172,771       66,360,515

Earnings/fixed charges                                                    18.16             2.89            79.97             3.03

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND IV, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,031,120       32,152,408       44,724,645
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (157,371)          14,138          145,254
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       22,873,749       32,166,546       44,869,899

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          262,298              578          248,938

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,544,581       32,172,771       66,623,073

Earnings/fixed charges                                                    18.16             2.88            79.97             3.04

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                          FOR CNL INCOME FUND V, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,335,003       32,152,408       44,548,359
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (252,222)          14,138         (191,905)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,082,781       32,166,546       44,356,454

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          192,742              578          216,417

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)          (8,438)         (30,156)          36,857
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,693,229       32,172,771       66,144,120

Earnings/fixed charges                                                    18.16             2.89            79.97             3.02

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND VI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       24,348,537       32,152,408       45,956,703
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (238,908)          14,138         (211,054)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       24,109,629       32,166,546       45,745,649

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          324,759              578          329,299

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (29,772)         (30,156)         (73,284)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,830,760       32,172,771       67,536,056

Earnings/fixed charges                                                    18.16             2.99            79.97             3.08

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND VII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,617,920       32,152,408       45,455,488
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (262,318)          14,138         (222,319)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,355,602       32,166,546       45,233,169

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          256,458              578          377,135

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (26,890)         (30,156)         (48,746)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,011,314       32,172,771       67,095,950

Earnings/fixed charges                                                    18.16             2.92            79.97             3.06

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                        FOR CNL INCOME FUND VIII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,634,124       32,152,408       46,383,304
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (125,768)          14,138         (191,733)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,508,356       32,166,546       46,191,571

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          237,509              578          345,221

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (24,295)         (30,156)         (43,674)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,147,714       32,172,771       68,027,510

Earnings/fixed charges                                                    18.16             2.93            79.97             3.11

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND IX, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,425,927       32,152,408       45,286,744
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (272,625)          14,138         (496,681)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,153,302       32,166,546       44,790,063

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          443,604              578          739,122

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,005,440       32,172,771       67,033,421

Earnings/fixed charges                                                    18.16             2.92            79.97             3.06

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                          FOR CNL INCOME FUND X, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,723,073       32,152,408       45,084,776
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (174,085)          14,138         (209,228)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,548,988       32,166,546       44,875,548

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          294,552              578          373,582

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (21,588)         (30,156)         (39,458)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,248,096       32,172,771       66,744,064

Earnings/fixed charges                                                    18.16             2.94            79.97             3.05

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,702,940       32,152,408       46,764,532
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)         (93,521)          14,138          (77,591)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,609,419       32,166,546       46,686,941

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          193,444              578          263,421

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (50,816)         (30,156)         (98,630)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,178,191       32,172,771       68,386,124

Earnings/fixed charges                                                    18.16             2.93            79.97             3.12

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                        FOR CNL INCOME FUND XII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       24,155,799       32,152,408       46,032,894
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (207,148)          14,138          (52,406)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,948,651       32,166,546       45,980,488

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          199,865              578          206,393

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,557,050       32,172,771       67,691,117

Earnings/fixed charges                                                    18.16             2.97            79.97             3.09

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                        FOR CNL INCOME FUND XIII, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,288,106       32,152,408       45,531,141
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (141,561)          14,138         (208,886)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,146,545       32,166,546       45,322,255

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          198,129              578          250,848

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,753,208       32,172,771       67,077,339

Earnings/fixed charges                                                    18.16             2.90            79.97             3.06

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XIV, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,709,775       32,152,408       46,296,373
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (207,921)          14,138         (279,233)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,501,854       32,166,546       46,017,140

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          269,109              578          344,262

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,179,497       32,172,771       67,865,638

Earnings/fixed charges                                                    18.16             2.93            79.97             3.10

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XV, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,519,262       32,152,408       45,759,361
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (148,046)          14,138         (208,169)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,371,216       32,166,546       45,551,192

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          214,876              578          271,653

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       33,994,626       32,172,771       67,327,081

Earnings/fixed charges                                                    18.16             2.92            79.97             3.07

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881

              CNL AMERICAN PROPERTIES FUND, INC. and SUBSIDIARIES
                         FOR CNL INCOME FUND XVI, LTD.
                      RATIO OF EARNINGS TO FIXED CHARGES

                                                                   Historical                        Historical
                                                                Six months ended     Pro forma       Year ended       Pro forma
                                                                    6/30/99           6/30/99       Dec 31, 1998        1998
                                                                ---------------- ---------------- ---------------- ----------------
Net income                                                           22,853,308       23,578,597       32,152,408       46,001,917
Less equity in earnings of unconsolidated joint ventures, plus
 minority interest in income of consolidated joint ventures             (31,241)        (105,479)          14,138         (106,916)
                                                                ---------------- ---------------- ---------------- ----------------
Income from continuing operations before equity in earnings
 and minority interest                                               22,822,067       23,473,118       32,166,546       45,895,001

Plus fixed charges                                                    1,262,160       11,649,366          402,292       21,900,881

Plus amortization of capitalized interest                                38,938           38,938           35,803           35,803

Plus distributed income of equity investees                              73,971          159,218              578          143,857

Less interest capitalized                                            (1,262,160)      (1,262,160)        (402,292)        (402,292)

Less minority interest in income of consolidated joint ventures         (17,610)         (17,610)         (30,156)         (30,156)
                                                                ---------------- ---------------- ---------------- ----------------

Earnings                                                             22,917,366       34,040,870       32,172,771       67,543,094

Earnings/fixed charges                                                    18.16             2.92            79.97             3.08

Fixed charges:
  Interest expense                                                            0       10,387,206                0       21,498,589
  Interest capitalized (including amortization of loan costs)         1,262,160        1,262,160          402,292          402,292
                                                                ---------------- ---------------- ---------------- ----------------
Total fixed charges                                                   1,262,160       11,649,366          402,292       21,900,881